UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):        April 18, 2008 (April 15, 2008)

Harland Clarke Holdings Corp.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
333-143717	84-1696500
(Commission File Number)	(I.R.S. Employer Identification No.)

2939 Miller Road Decatur, Georgia	30035
(Address of principal executive offices)	(Zip Code)

(770) 981-9460
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective April 15, 2008, John E. O’Malley resigned from his positions as President and Chief Executive Officer of Harland Financial Solutions, Inc., an indirect wholly owned subsidiary of Harland Clarke Holdings Corp. (the “Company”), and director of the Company to pursue other interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
Name: Martin Wexler Title: Vice President and Treasurer

Date:  April 18, 2008